UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2021
EMPIRE STATE REALTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36105	37-1645259
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West 33rd Street,	12th Floor
New York,	New York	10120
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 850-2600
n/a
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Empire State Realty Trust, Inc.
Class A Common Stock, par value $0.01 per share	ESRT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
(a)    The 2021 annual shareholders meeting of Empire State Realty Trust, Inc. (the “Company”) was held on May 13, 2021.

(b)    The Class A and Class B common stockholders of the Company (i) elected all of the Company’s nominees for director, (ii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, and (iii) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the meeting were as follows:

(i)    Election of Directors:

Nominees	For	Withheld	Broker Non-Votes
Anthony E. Malkin	178,194,098	4,982,823	10,241,965
Leslie D. Biddle	181,793,423	1,383,498	10,241,965
Thomas J. DeRosa	182,511,238	665,683	10,241,965
Steven J. Gilbert	174,869,844	8,307,077	10,241,965
S. Michael Giliberto	182,162,935	1,013,986	10,241,965
Patricia S. Han	181,980,171	1,196,750	10,241,965
Grant H. Hill	182,485,713	691,208	10,241,965
R. Paige Hood	182,492,901	684,020	10,241,965
James D. Robinson IV	178,751,246	4,425,675	10,241,965
(ii)    Approval, on a non-binding advisory basis, of the compensation of the named executive officers:

For	Against	Abstained	Broker Non-Votes
175,415,253	7,450,496	311,172	10,241,965

(iii)    Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2021:

For	Against	Abstained	Broker Non-Votes
188,923,629	4,405,252	90,005	0

With respect to the preceding matters, holders of Class A common stock were entitled to one vote per share, and holders of Class B common stock were entitled to 50 votes per share, so long as such Class B common stockholder continued to own 49 operating partnership units in Empire State Realty OP, L.P. for each such share of Class B common stock. Holders of Class A common stock and Class B common stock voted together as a single class on the matters covered at the meeting, and their votes were counted and totaled together.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY TRUST, INC. (Registrant)

Date: May 19, 2021	By:	/s/ Thomas N. Keltner, Jr.
	Name:	Thomas N. Keltner, Jr.
	Title:	Executive Vice President, General Counsel and Secretary